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                                 Exhibit 10(a)

                [LETTERHEAD OF GAFFNEY, CLINE & ASSOCIATES, INC.]

ID/lmn/C599.00/2755                                                June 28, 2002


                  CONSENT OF GAFFNEY, CLINE & ASSOCIATES, INC.

     As independent reserve engineers for Petrolera Brasileiro S.A.'s (Petrobras), Gaffney, Cline & Associates, Inc. (GCA) hereby confirms that it has granted and not withdrawn its consent to the reference to GCA's review and certification of Petrobras' domestic reserves for the years ending December 31, 1999 and December 31, 2000 as disclosed by Petrobras in its Report 20-F to the United States Securities and Exchange Commission dated June 28, 2002.


                                Very truly yours,

                       GAFFNEY, CLINE & ASSOCIATES, INC.

                               /s/ IAN DUNDERDALE

                                 Ian Dunderdale
                           Regional Manager Americas